SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                           June 5, 2000 (May 31, 2000)

                                 LCS GOLF, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                   0-30420              11-3200338
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)

809 North Dixie Highway, Suite 200
West Palm Beach, Florida                                          33401
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:(561) 835-8484

                                 LCS GOLF, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                  JUNE 5, 2000

                                ITEMS IN FORM 8-K

                                                                         Page
Facing page

Item 4.     Changes in Registrant's Certifying Accountant                  3

Signatures

Item 4. Changes in Registrant's Certifying Accountant.

     On May 31, 2000, the Company engaged the firm of Richard A. Eisner & Company LLP to serve as its new independent auditors for the reasons provided in the Company's Current Report on Form 8-K, also filed with the Commission on June 5, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2000                                 LCS GOLF, INC.


                                                    By:  /s/ Alex Bruni
                                                         ----------------------
                                                         Alex Bruni
                                                         Chief Operating Officer